WALTHAUSEN SMALL CAP VALUE FUND
TICKER WSCVX

December 11, 2012

SUPPLEMENT TO PROSPECTUSES DATED JUNE 1, 2012

After December 31, 2012, the Walthausen Small Cap Value Fund (the "Fund") is closed to new investors.

However, investors in the categories described below may continue to invest in the Fund.  You may purchase additional Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

*

A current Fund shareholder as of December 31, 2012;

*

A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of December 31, 2012;

*

A broker/dealer wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of December 31, 2012 purchasing shares on behalf of new and existing clients; or

*

A client who maintains a managed account with Walthausen & Co., LLC

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its Transfer Agent, investments made indirectly through financial institutions and investments made indirectly through financial intermediaries.  Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above.  Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted.  Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

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Please retain this supplement with your Prospectus for future reference.  You may obtain more information about the Fund at www.walthausenfunds.com or by calling toll-free 1-888-925-8428.